UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 25, 2017

SLM Student Loan Trust 2005-8
 (Exact name of issuer as specified in its charter)

DELAWARE	333-103545 333-103545-06	04-3480392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas 60 Wall Street, 60th Floor Mail Stop NYC60-2606 New York, New York 10005 (Address of registrant’s principal executive offices)

Registrant’s telephone number including area code:   (703) 984-5858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 25, 2017, the SLM Student Loan Trust 2005-8 Class A-4 Notes were successfully remarketed.  The terms of the remarketing of the Class A-4 Notes are attached as an exhibit to this current report.

ITEM 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits 99.1 Tables showing SLM Student Loan Trust 2005-8 Remarketing Terms Summary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2005-8

By: NAVIENT SOLUTIONS, INC., in its capacity as administrator of the Trust

Date: January 25, 2017	By:	/s/ C. Scott Booher
Name: C. Scott Booher
Title: Vice President

SLM STUDENT LOAN TRUST 2005-8

Form 8-K

CURRENT REPORT

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Table Showing SLM Student Loan Trust 2005-8 Remarketing Terms Summary